Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events
21. Subsequent Events
As a result of the recent conflict in Ukraine, the EU, U.S. and other countries have imposed sanctions in response to Russian action. The extent to which this will impact the Company’s future results of operations and financial condition will depend on future developments, which are highly uncertain and cannot be predicted. Accordingly, an estimate of the impact cannot be made at this time.